                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                  ___________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  April 6, 2001


                              IVI Checkmate Corp.
               (Exact Name of Registrant as Specified in Charter)

        Delaware                  000-29772                       58-2375201
(State of Incorporation)    (Commission File Number)            (IRS Employer
                                                             Identification No.)

                               1003 Mansell Road
                             Roswell, Georgia 30076
                    (Address of principal executive offices)

                                 (770) 594-6000
              (Registrant's telephone number, including area code)

Item 5.   Other Events.

     On April 6, 2001, IVI Checkmate Corp. (the "Company"), Ingenico S.A. ("Parent") and Idaho Acquisition Corp., a wholly owned subsidiary of Parent ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Merger Sub will merge with and into the Company (the "Merger"), with the Company continuing in existence as the surviving corporation and a wholly owned subsidiary of Parent. Each share of the common stock of the Company, par value $0.01 per share (the "Company Common Stock") issued and outstanding at the effective time of the Merger (other than shares of Company Common Stock owned by the Company, Parent or any direct or indirect subsidiary of the Company or Parent, which shares will be canceled in the Merger) will be converted into the right to receive $3.30 in cash without interest thereon, upon the terms and subject to the conditions set forth in the Merger Agreement. Also in connection with the Merger, the holders of the exchangeable shares of IVI Checkmate Ltd., the Company's Canadian subsidiary, will be asked to amend the terms of the exchangeable shares to provide for their repurchase or redemption at the effective time of the Merger on a basis which results in the holders thereof receiving, on an economically equivalent basis, the same consideration for each exchangeable share as is received by the holders of the Company Common Stock, upon the terms and subject to the conditions set forth in the Merger Agreement. The Merger is subject to the satisfaction of customary closing conditions, including stockholder approval and the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The executive officers and directors of the Company entered into support agreements whereby they agreed, among other things, to vote their shares of Company Common Stock in favor of the transactions contemplated by the Merger Agreement. This description of the Merger Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as an Exhibit and incorporated herein by reference. The schedules to the Merger Agreement are omitted in accordance with the instructions to Item 601(b)(2) of Regulation S-K. Such schedules are referenced in the Merger Agreement, and the Company hereby undertakes to supply the Securities and Exchange Commission supplementally with a copy of any such schedules upon request.

     Pursuant to and in accordance with the Merger Agreement, contemporaneously with the execution of the Merger Agreement Parent purchased approximately 2.6 million newly issued shares of Company Common Stock for approximately $5.2 million (the "Issuance"). In connection with the Merger Agreement and the Issuance, the Company entered into a Registration Rights Agreement (the "Registration Rights Agreement") with Parent, dated April 6, 2001. Furthermore, as a result of the Issuance, Parent acquired in excess of 15% of the Company Common Stock. The Company, therefore, entered into an Amendment (an "Amendment") to its Stockholder Protection Rights Agreement (the "Rights Agreement") with First Union National Bank, as Rights Agent, to provide for an exception to the Rights Agreement based upon the Issuance, Merger Agreement and Merger. This description of the Amendment and the Registration Rights Agreement and the transactions contemplated thereby are qualified in their entirety by reference to the full text of the Amendment and the Registration Rights Agreement, respectively, which are attached hereto as an Exhibit and incorporated herein by reference. Finally, pursuant to the Issuance, Parent appointed Mr. Bertrand Combou to the Company's Board of Directors.

     Filed herewith as Exhibit 99.1 is a copy of the joint press release issued by the Company and Parent on April 6, 2001 announcing the execution of the Merger Agreement.

     The materials filed as exhibits hereto contain forward-looking statements within the meaning of the safe harbor provisions of the Securities Exchange Act of 1934 (the "Exchange Act"), including statements regarding the operations of the Company during the interim period between the execution of the Merger Agreement and the consummation of the transactions contemplated thereby. The forward-looking statements are subject to various risks and uncertainties. Although the Company believes its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not vary materially from its expectations. Those risks and uncertainties include the failure of the certain conditions set forth in the Merger Agreement and adverse industry and economic conditions. Other risk factors are detailed from time to time in the reports under the Exchange Act of the Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.


Exhibit No.     Description
-----------     ------------------------------------------------------------------------
     2.1        Agreement and Plan of Merger, dated April 6, 2001, by and among Ingenico
                S.A., a societe anonyme organized and existing under the laws of the
                Republic of France ("Parent"), Idaho Acquisition Corp., a Delaware
                corporation and a wholly owned subsidiary of Parent, and IVI Checkmate
                Corp., a Delaware corporation.

     4.1        Registration Rights Agreement, dated as of April 6, 2001, by and between
                IVI Checkmate Corp., a Delaware corporation, Ingenico S.A., a societe anonyme organized under the laws of France ("Parent")  and any other
                Person (as thereinafter defined) that shall from and after the date thereof acquire or otherwise be the transferee of any Registrable
                Securities (as thereinafter defined) and who shall be a Permitted
                Transferee (as thereinafter defined) of Parent.

     4.2        Amendment to Stockholder Protection Rights Agreement, dated as of April 6,
                2001, by and between IVI Checkmate Corp., a Delaware corporation, and
                First Union National Bank, as Rights Agent.

     99.1       Press Release dated April 6, 2001.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              IVI Checkmate Corp.
                              (Registrant)


                              By: /s/ John J. Neubert
                                 --------------------
                                  John J. Neubert

                                  Executive Vice President - Finance
                                  and Administration, Chief Financial Officer,
                                  Treasurer and Secretary


Date: April 10, 2001

                                 EXHIBIT INDEX
                                 -------------


 Exhibit No.     Description
--------------  -------------
     2.1        Agreement and Plan of Merger, dated April 6, 2001, by and among Ingenico
                S.A., a societe anonyme organized and existing under the laws of the
                Republic of France ("Parent"), Idaho Acquisition Corp., a Delaware
                corporation and a wholly owned subsidiary of Parent, and IVI Checkmate
                Corp., a Delaware corporation.

     4.1        Registration Rights Agreement, dated as of April 6, 2001, by and between
                IVI Checkmate Corp., a Delaware corporation, Ingenico S.A., a societe anonyme organized under the laws of France ("Parent") and any other Person
                (as thereinafter defined) that shall from and after the date thereof acquire or otherwise be the transferee of any Registrable Securities (as thereinafter defined) and who shall be a Permitted Transferee (as thereinafter defined) of Parent.

     4.2        Amendment to Stockholder Protection Rights Agreement, dated as of April 6,
                2001, by and between IVI Checkmate Corp., a Delaware corporation, and
                First Union National Bank, as Rights Agent.

     99.1       Press Release dated April 6, 2001